INCOME TAXES (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets (liabilities):
Net operating loss carryover	$ 10,786	$ 8,723
Intangibles amortization	752	375
Stock compensation	3,439	3,126
Capital losses	14	14
Bad debt allowance	274	376
Other	396	(689)
Deferred revenue	(33)	(23)
Total deferred tax assets, net	15,628	11,902
Less: valuation allowance	(15,628)	(11,902)
Net deferred tax assets	$ 0	$ 0